UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2020, Steve Hallgrimson informed the Heritage Commerce Corp (the “Company”) Board of Directors that he intends to retire from the Board of Directors of the Company and Heritage Bank of Commerce (“HBC”) effective at the 2020 Annual Meeting of Shareholders. Mr. Hallgrimson also retired from the Audit Committee of the Company and HBC. The Board of Directors named Julianne Biagini-Komas as chair of the Audit Committee (effective immediately) and Marina Park Sutton as chair of the Compensation Committee (effective May 1, 2020).

On March 26, 2020, the Board of Directors of the Company, upon recommendation of its Compensation Committee, approved increases in the salaries to the Company’s named executive officers as follows:

Name	New Salary*
Keith A. Wilton President and Chief Executive Officer	$550,000

Lawrence D. McGovern Executive Vice President and Chief Financial Officer	$350,200

Michael E. Benito Executive Vice President/ Business Banking Manager of Heritage Bank of Commerce	$304,880

Margo G. Butsch Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce	$298,700

Robertson Clay Jones Executive Vice President and President of Community Business Bank Group of Heritage Bank of Commerce	$324,250

*The new salaries take effect April 1, 2020.

Item 8.01	Other Events.

The Company’s bylaws provide for a Board of Directors of a range of 9 to 15 positions with the Board have the authority to fix the number at any time within that range. On March 26, 2020, the Board of Directors reduced the fixed number of Board positions from 13 to 12 to take effect at the 2020 Annual Meeting of Shareholders.

The Board of Directors has fixed the date of the 2020 Annual Meeting of Shareholders for May 21, 2020 with a record date of March 26, 2020.

As part of the Company’s precautions regarding the coronavirus or COVID-19, the Company is planning for the possibility that the Annual Meeting of Shareholders may be held solely by means of remote communication (a virtual meeting). If the Company takes this step, the Company will announce the decision to do so in advance and in accordance with Securities and Exchange Commission regulations and California law. Details on how to participate will be available at heritagecommercecorp.com/investorrelations. Care will be taken to ensure opportunities for shareholder participation during any virtual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: April 1, 2020	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

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